Exhibit 99.2

May 2023 Investor Presentation Transforming Biospecimen Procurement An online marketplace for human biospecimens

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our filings filed with the Securities and Exchange Commission (the "SEC"), including the uncertainties associated with our lack of profitability, our continued capital needs, our lack of a long operating history, our growth strategy, the uncertain effect of geopolitical developments, our technology development plans, and the regulatory environment in which we operate. We do not assume any obligation to update forward-looking statements as circumstances change. Certain market data information in this presentation is based on management's estimates. We obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. We believe our estimates to be accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for our estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, and the nature of the data gathering process. You may access our SEC filings by visiting the SEC’s website at http://www.sec.gov. This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with us or our affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. 2 Forward-Looking Statements

3 1. Early-stage opportunity with a first mover advantage 2. Unique two-sided marketplace disrupting the biospecimen procurement process 3. Strong revenue growth with a 7-year CAGR of 48% 4. Growing data asset that’s a key enabler and differentiator Investor Highlights >200 Healthcare Provider / Supplier Organizations >500 Customer Organizations

Our Vision Accelerate scientific discovery via an online marketplace that empowers researchers to instantly search for and gain access to patients, biospecimens, and data across a global network of healthcare providers. 4

Human Biospecimens are Essential for Life Science R&D Basic Research Biomarker Identification & Validation Drug Discovery & Development Diagnostics Discovery & Validation Biofluid s Solid Tissue Stem & Immune Cells Plasma, Serum, Urine, Saliva Industr y Academi a Governme nt 5 Lung, Breast, Colon, Brain Bone Marrow, Blood, Tonsils, Lymph Nodes Patients Applications SUPPLY HEALTHCARE PROVIDERS DEMAND LIFE SCIENCE RESEARCHERS Biospecimens Data Organizations Medical Record

10 - 15% Annual Growth Fueled by precision and regenerative medicine research 2 Disconnected Market Participants in Need of a Marketplace Solution With an Inefficient Supply Chain Manual processes plus fragmentation make it ripe for an online marketplace solution Large and Inefficient Biospecimen Market $3 - $4 Billion Worldwide yearly spend on human biospecimen procurement 1 6 1, 2 “Sources Cited” page 28

Market Inefficiencies PROVIDER RESEARCHER Scientist / Informaticist Procurem ent Legal & Compliance IT / Informaticist Scientist & Informaticist Legal & Compliance IT / Informaticist Researcher & Procurement Legal & Compliance Principal Investigator & Specimen Operations PATIENTS PROVIDERS RESEARCHERS 7 Difficulties Connecting, Searching, and Compliantly Transacting 6-12 months on average to develop relationships, requiring the involvement of many stakeholders 3 3 “Sources Cited” page 28

Inefficiencies Lead to Losses Providers miss revenue and research opportunities > 3 Billion clinical specimens are discarded annually worldwide 5 > 1 Billion Patient encounters yearly in the U.S. where a specimen could be provided for research 4 > 800 Million banked specimens are in biorepository inventories worldwide 6 8 Researchers limit their work … in 2022, 78% of researchers said they find it difficult-to-extremely difficult to find the type and quantity of specimens they need 8 “Challenging” and “Inefficient” most common words used to describe biospecimen procurement process by researchers 8 10 years ago, 81% of researchers said they limit the scope of their work due to difficulties obtaining biospecimens 7 4,5,6,7,8 “Sources Cited” page 28

Full-Service Procurement We Not Only Connect Suppliers and Customers, but Also Manage the Entire Procurement Process SPECIMEN SEARCH & SELECTION SPECIMEN LOGISTICS SPECIMEN MANAGEMENT DATA MANAGEMENT STUDY/ORDER MANAGEMENT SUPPLIER SITE TRAINING COLLECTION KIT BUILDING COMPLIANCE MANAGEMENT STUDY DESIGN & SPECIFICATION CONTRACTING 9

The iSpecimen Marketplace® Solution 10 PROVIDER Procurement Principal Investigator / Operations IT / Informaticist PATIENTS Legal & Compliance IT / Informaticist Researcher & Procurement Legal & Compliance Principal Investigator & Specimen Operations Scientist & Informaticist Blood / Pheresis Centers Clinical Labs Biorepositories Pathology Labs RESEARCH PATHWAY CLINICAL PATHWAY Industry Academia Government RESEARCHERS An Online Platform That Instantly Connects Researchers to a Global Network of Patients, Biospecimens, and Data to Accelerate Time to Discovery Saves months in the average biospecimen procurement process PROVIDERS Healthcare Data

Advance Discovery Support research mission and advance diagnostic, therapeutic, and vaccine research Increase Revenue Instantly connect to a global network of researchers Ensure Compliance On a platform that protects the privacy and security of patient information Accelerate Research Search for specimens anytime, anywhere, through our easy-to-use online marketplace Save Money Instantly connect to a global network of specimen providers Reduce Risk On a platform that manages contracting and regulatory compliance Providers… Researchers… 11 Suppliers and Researchers Benefit

Growing Supplier Adoption 1000+ Hospitals Also includes two Healthcare Information Exchanges ▲ 47% CAGR Number of Suppliers (2015 – Q123) WORLDWIDE COVERAGE United States United Kingdom Germany France Ukraine Georgia Bulgaria Russian Federation India Peru Dominican Republic Jamaica Spain Mexico Netherlands Venezuela Turkey Romania Armenia Cumulative Supplier Organizations Under Agreement 2015 – Q1 2023 Unique Supplier Organizations Provide Access to: 000’s Clinics and Practice Groups >55 Biorepositories >150 Clinical Research Centers >60 Clinical and Pathology Labs 8 Blood Centers 12

Cumulative Customer Organizations with Purchases 2015 – Q1 2023 ▲ 53% CAGR Customers (2015 – Q123) Annual Revenue ($000) 2015 – Q1 2023 (Unaudited) ▲ 48% CAGR Revenue (2015 – 2022) Growing Researcher Adoption 70% of the Top 20 Pharma Companies and 70% of the Top 20 IVD Companies Worldwide are iSpecimen customers >175,000+ Specimens Across >2,400 Projects are iSpecimen customers delivered to our customers 13

Cumulative Researcher and Supplier Marketplace Users 2015 – Q1 2023 ▲ 85% CAGR Registered Users (2015 – Q123) Growing Marketplace Adoption ~2,700 Unique searches performed by researchers in the iSpecimen Marketplace in 2022 14 Annual Researcher and Supplier Marketplace Logins* 2015 – Q1 2023 ▲ 42% CAGR Marketplace Logins (2015 – 2022) *Researcher logins grew in 2021 while supplier logins dropped by 9% due to pandemic slowdowns at healthcare provider partners

“Utilization of sample data for research and for monetization is the next key value driver for the biobanks.” - Frost & Sullivan, Global Biobanking Market Landscape Growing Data Asset Banked Specimen Records Patient Records Medical Condition Records Clinical Specimen Records Laboratory Test Records Millions of Unique Specimen and Patient Records provide a competitive advantage and differentiator now and available for future adjacent opportunities such as patient search, clinical trial recruitment, and data licensing. 80M+ 15 1.2M+ 15M+ 1M+ 640M +

Statements of Operations 16

Balance Sheets 17

Fully Diluted Shares of Common Stock Outstanding 18

Tracy Curley | Chief Executive Officer, Chief Financial Officer and Treasurer Ms. Curley brings three decades of experience in public accounting and corporate finance for both publicly traded companies and emerging companies like iSpecimen and joined iSpecimen in August 2020. She came to iSpecimen after over a decade with national accounting firms such as CohnReznick where she focused on serving clients in the middle markets. During her time as a partner in public accounting firms, she was responsible for creating and leading teams to provide audit and consulting services to a growing clientele of private and public emerging growth companies primarily in the technology and life sciences industries. Ms. Curley received her Master of Accountancy and Bachelor of Science in Business Administration with a concentration in accounting from Kansas State University. She also attended the United States Military Academy. She is a certified public accountant licensed in the Commonwealth of Massachusetts. Benjamin Bielak | Chief Information Officer Mr. Bielak has been serving as our Chief Information Officer since June 2018. He served as the Chief Information Officer at GNS Healthcare, a leading casual machine learning product and services company, from January 2017 to May 2018 and as Director of Academic Technology at Harvard University, from February 2015 to January 2017. Prior to his work at GNS and Harvard, Mr. Bielak was the Chief Information Officer at Dovetail Health from November 2006 to April 2014. He previously held roles as Manager of Development and Integration at Boston Medical Center and Senior Manager of Technology at Sapient, a global services company, from December 1997 to July 2005. Mr. Bielak holds a Masters of Business Administration degree from Bentley University, where his studies focused on change management, and a master’s degree from Boston University in computer science. David Wages, M.D., PHD | Chief Medical Officer Mr. Wages has been serving as our Chief Medical Officer since October 2018. Prior to joining iSpecimen, David served as Senior Medical Director at Quintiles, the world’s largest clinical research organization, where he supported both large pharmaceutical companies as well as smaller biotech organizations in a wide variety of clinical oncology programs. David has worked in both start-up biotechs and large pharma. David began his career working on the clinical development of novel drug-device combinations for blood decontamination at Cerus Corporation. He then worked on clinical trials at Wyeth that led to the development of Xyntha®, a drug used to treat hemophilia. After a brief stint assisting institutional investors on healthcare technology opportunities at Leerink-Swann’s Medacorp, David then moved on to ARIAD Pharmaceuticals where he turned to cancer research, working on ARIAD’s mTOR inhibitor for solid tumors as well as initiating ARIAD’s phase I trial for chronic myeloid leukemia drug, Iclusig®. David next joined EMD Serono where he worked on phase I-III trials of immune-agents for oncology. David holds an MD and PhD from the University of Virginia School of Medicine where he focused on the basic science of oncology. He then completed a residency at the University of California, San Francisco and a fellowship in hematopathology at Boston’s Beth Israel hospital. 19 Management Team 9 “Sources Cited” page 28

20 1. $3B-$4B global biospecimen market growing at 10-15% per year 2. Early-stage opportunity with a first mover advantage 3. Unique two-sided marketplace disrupting the biospecimen procurement process 4. Strong revenue growth with a 7-year CAGR of 48% 5. Growing data asset that’s a key enabler and differentiator Investor Summary >200 Healthcare Provider / Supplier Organizations >450 Customer Organizations

Sign up for a free iSpecimen Marketplace account at iSpecimen.com Contact us. iSpecimen Inc. 450 Bedford Street Lexington, MA 02420 investors@ispecimen.com Be a part of the biospecimen revolution

Appendix 22

PHASE 3 Expansion via the Online iSpecimen Marketplace™ START UP Company Ideation and Self-Funding PHASE 1 Proof of Concept PHASE 2 Critical Mass of Suppliers and Early Customer Adoption   2010 – 2011 2012 – 2013 2014 – 2017 2018 – 2022 0 Customers 1 Supplier Agreement 0 Specimen Records 0 Patient Records 0 FTEs $500K Friends and Family Covert. Debt 1 Customer 3 Supplier Agreements 2+ Million Specimen Records 400+ Thousand Patient Records 7 FTEs $2.5M Series A 140+ Customers 60+ Supplier Agreement 26+ Million Specimen Records 5+ Million Patient Records 33 FTEs $8M Series B 500+ Customers 200+ Supplier Agreement 80+ Million Specimen Records 15+ Million Patient Records 74 FTEs $20.7M + $21M IPO + Private Placement 23 Strategic Evolution

iSpecimen Marketplace UI/UX Click Search to start searching for specimens 24

2 5 iSpecimen Marketplace UI/UX Use search bar to quickly find specimens that match search criteria

Refine Search Results Using Sliders and Check Boxes iSpecimen Marketplace UI/UX 26

View Quote Request and Add More Specimens Request a Quote iSpecimen Marketplace UI/UX 27 Track and Manage Requests

# Sources Cited

iSPECIMEN

| Page | Note | Source Cited |
|---|---|---|
| 7 | 1 | iSpecimen estimates based on In Vitro Diagnostics Market Size, Share & Trends Analysis Report By Product, By Application, By Technology (Immunochemistry, Molecular Diagnostics) By End-use, By Region, And Segment Forecasts, 2021 – 2027. Grandview Research, January 2021; and World Preview 2020,Outlook to 2026. EvaluatePharma, July 2020. |
| 7 | 2 | Global Marketing Insights, Precision Medicine Market Size By Technology (Big Data Analytics, Bioinformatics, Gene Sequencing, Drug Discovery, Companion Diagnostics), By Application (Oncology, Immunology, CNS, Respiratory), By End-use (Pharmaceutical Companies, Diagnostic Companies, Healthcare IT companies), Industry Analysis Report, Regional Outlook, Application Potential, Competitive Market Share & Forecast, 2020-2026, Feb. 2020. *and*<br><br>Regenerative Medicine Market Size, Share and Industry Analysis by Product (Cell Therapy, Gene Therapy, Tissue Engineering, Platelet Rich Plasma), By Application (Orthopaedics, Wound Care, Oncology), By Distribution Channel (Hospitals, Clinics) & Regional Forecast, 2019 – 2026. Fortune Business Insight, 2019. |
| 8 | 3 | Frost & Sullivan, Global Biobanking Market Landscape. May 20, 2020, page 357. |
| 9 | 4 | Centers for Disease Control, https://www.cdc.gov/nchs/data/ahcd/namcs_summary/2016_namcs_web_tables.pdf |
| 9 | 5 | iSpecimen estimates based upon American Association of Clinical Chemistry US lab test data cited at https://www.360dx.com/research-funding/aacc-calls-congress-fund-clinical-lab-training-programs, 2020; and Clinical Lab Services, Global Market Trajectory and Analytics; Global Industry Analysts report, 2020. |
| 9 | 6 | iSpecimen estimate based upon Henderson, G.E., Cadigan, R.J., Edwards, T.P. et al. Characterizing biobank organizations in the U.S.: results from a national survey, 2013; and Puchois, Comprehensive Biomarker Discovery and Validation for Clinical Application, 2013. |
| 9 | 7 | Holly A. Massett et al. Assessing the need for a standardized cancer HUman Biobank (caHUB): findings from a national survey with cancer researchers; JNCI Monographs, Volume 2011, Issue 42, June 2011. |
| 9 | 8 | Specimen Independent Researcher Survey, 2022. |
| 19 | 9 | All company names and logos appearing on this page are trademarks™ or registered® trademarks of their respective holders. Use and appearance in this presentation of such trademarks (excluding iSpecimen®) do not imply or assert any form of affiliation with or endorsement by those companies of iSpecimen or the contents of this presentation. |

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